EXHIBIT 99.1

CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1998-2



                           $575,000,000 (APPROXIMATE)
                               Subject to Revision

               December 3, 1998 - Preliminary Marketing Materials

The analysis in this report is based on information provided by the Seller. Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by CSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURINISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INCORPORATED SALES REPRESENTATIVE IMMEDIATELY.

Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1998-2 Class AV-1
                              Discount Margin Table

Settlement Date       18-Dec-98       Certificate Face Amount    $288,750,000
First Reset Date      18-Dec-98       Certificate Factor             1.000000
Next Payment Date     25-Jan-99       Index                          1M LIBOR
Accrued Interest Date 18-Dec-98       Assumed Index Yield             5.62375%
Interest Accrual Days   Act/360       Coupon Spread to Index             0.52%
Accrued Interest Days         0       Assumed Coupon                  6.14375%

                  27.00%  5.00%   10.00%  20.00%  30.00%  40.00%  50.00%
Price   32nds     CPR     CPR     CPR     CPR     CPR     CPR     CPR
99.750000   24    0.618%  0.549%  0.560%  0.591%  0.631%  0.685%  0.767%
99.765625   24+   0.612%  0.547%  0.558%  0.587%  0.624%  0.675%  0.752%
99.781250   25    0.606%  0.545%  0.555%  0.582%  0.617%  0.665%  0.736%
9.796875    25+   0.600%  0.543%  0.553%  0.578%  0.610%  0.654%  0.721%
99.812500   26    0.593%  0.541%  0.550%  0.573%  0.603%  0.644%  0.705%
99.828125   26+   0.587%  0.540%  0.548%  0.569%  0.596%  0.634%  0.690%
99.843750   27    0.581%  0.538%  0.545%  0.564%  0.590%  0.623%  0.674%
99.859375   27+   0.575%  0.536%  0.543%  0.560%  0.583%  0.613%  0.659%

99.875000   28    0.569%  0.534%  0.540%  0.556%  0.576%  0.603%  0.643%
99.890625   28+   0.563%  0.533%  0.538%  0.551%  0.569%  0.592%  0.628%
99.906250   29    0.557%  0.531%  0.535%  0.547%  0.562%  0.582%  0.612%
99.921875   29+   0.551%  0.529%  0.533%  0.542%  0.555%  0.572%  0.597%
99.937500   30    0.544%  0.527%  0.530%  0.538%  0.548%  0.561%  0.582%
99.953125   30+   0.538%  0.525%  0.528%  0.533%  0.541%  0.551%  0.566%
99.968750   31    0.532%  0.524%  0.525%  0.529%  0.534%  0.541%  0.551%
99.984375   31+   0.526%  0.522%  0.523%  0.524%  0.527%  0.530%  0.535%

100.000000 0      0.520%  0.520%  0.520%  0.520%  0.520%  0.520%  0.520%
100.015625 0+     0.514%  0.518%  0.517%  0.516%  0.513%  0.510%  0.505%
100.031250 1      0.508%  0.516%  0.515%  0.511%  0.506%  0.499%  0.489%
100.046875 1+     0.502%  0.515%  0.512%  0.507%  0.499%  0.489%  0.474%
100.062500 2      0.496%  0.513%  0.510%  0.502%  0.492%  0.479%  0.458%
100.078125 2+     0.489%  0.511%  0.507%  0.498%  0.485%  0.468%  0.443%
100.093750 3      0.483%  0.509%  0.505%  0.493%  0.478%  0.458%  0.428%
100.109375 3+     0.477%  0.508%  0.502%  0.489%  0.471%  0.448%  0.412%

100.125000 4      0.471%  0.506%  0.500%  0.485%  0.465%  0.438%  0.397%
100.140625 4+     0.465%  0.504%  0.497%  0.480%  0.458%  0.427%  0.382%
100.156250 5      0.459%  0.502%  0.495%  0.476%  0.451%  0.417%  0.366%
100.171875 5+     0.453%  0.500%  0.492%  0.471%  0.444%  0.407%  0.351%
100.187500 6      0.447%  0.499%  0.490%  0.467%  0.437%  0.397%  0.336%
100.203125 6+     0.441%  0.497%  0.487%  0.462%  0.430%  0.386%  0.320%
100.218750 7      0.435%  0.495%  0.485%  0.458%  0.423%  0.376%  0.305%
100.234375 7+     0.428%  0.493%  0.482%  0.454%  0.416%  0.366%  0.290%

Weighted Average
  Life            2.940  14.454   8.859   4.281   2.547   1.647   1.069
First Principal
  Payment         0.103   0.103   0.103   0.103   0.103   0.103   0.103
Expected Final
  Maturity        7.186  25.686  18.853  10.019   6.353   4.519   3.353

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INCORPORATED SALES REPRESENTATIVE IMMEDIATELY.